Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT (the “Agreement”),, dated as of August 23, 2018 (the “Effective Date”), between Compunet Holdings AA Ltd., an Israeli company with a place of business at 11 Hasadnaot, Herzliya, Israel (the “Buyer”); and BARBARA CHARDI, an individual with an address at 2101 29th Street, San Diego, California (the “Seller”) and Allegro Beauty Products, Inc., a Nevada corporation with offices located at 2101 29th Street, San Diego, CA 92104 (the “Company” or “AGBP”).

INTRODUCTION

The Seller owns beneficially and of record 5,500,000 restricted shares (the “Shares”) of common stock, par value $0.001 per share (the “Common Stock”) of Allegro Beauty Products, Inc., a Nevada corporation with offices located at 2101 29th Street, San Diego, CA 92104 (the “Company” or “AGBP”), representing at the date hereof approximately 68.5% of the outstanding shares of Common Stock. The Buyer desires to acquire from the Seller, and the Seller desires to sell to the Buyer, the Shares in accordance with, and subject to, the terms hereof.

NOW, THEREFORE, in consideration of the premises and mutual representations, warranties and covenants herein contained, the parties hereby agree as follows:

ARTICLE I

CERTAIN DEFINITIONS

“Business Day” shall mean any day which is not a Saturday or Sunday and is not a day on which banking institutions are generally authorized or obligated to close in the City of San Diego, California.

“Buyer” shall have the definition assigned thereto in the introductory paragraph hereto.

“Closing” shall mean the closing of the purchase by Buyer from the Seller of the Shares.

“Closing Date” shall have the definition assigned thereto in Section 2.03(a) hereof.

“Code” shall have the definition assigned thereto in Section 3.01(d).

“Common Stock” shall have the definition assigned thereto in to introduction hereto.

“Company” shall have the definition assigned thereto in the introductory paragraph hereto.

“Dispose Of” shall mean to pledge, hypothecate, give away, sell, grant an option (other than pursuant hereto) with respect to, or otherwise transfer.

"Document Escrow Agent" shall have the definition assigned thereto in Section 2.02(a).

“Environmental Laws” shall have the definition assigned thereto in Section 3.01(q).

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended.

“Exchange Act” shall have the definition assigned thereto in Section 3.01(a)(i).

“Existing Directors” shall have the definition assigned thereto in Section 4.04.

“Investment Company Act” shall have the definition assigned thereto in Section 3.01(n).

“Last Company Financial Statement Date” shall mean June 30, 2018.

“Last Company Financial Statements” shall mean the balance sheet, statement of income, and statement of cash flows, and the notes thereto, of the Company as of the Last Company Financial Statement Date.

“New Directors” shall have the definition assigned thereto in Section 4.04.

“Operating Segment” shall mean the existing business segment of the Company containing all of the assets, operations, and goodwill of the Company and which has assumed all of the liabilities, contingencies, and obligations of the Company (other than those under this Agreement), which liabilities, contingencies, and obligations were assumed with the consent of beneficiaries thereof, who also released the Company therefrom.

“Purchase Price” shall have the definition assigned thereto in Section 2.01 hereof.

“PP Escrow Agent” shall have the definition assigned thereto in Section 2.02(b).

“SEC” shall mean the United States Securities and Exchange Commission.

“SEC Documents” shall have the definition assigned thereto in Section 3.01(a)(i).

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Seller” shall have the definition assigned thereto in the introductory paragraph hereto.

“Shares” shall have the definition assigned thereto in the introduction hereto.

“Taxes” shall have the definitions assigned thereto in Section 3.01(j).

ARTICLE II

ACQUISITION AND EXCHANGE OF SHARES

Section 2.01The Agreement. At the Closing, the Buyer shall acquire from the Seller, and the Seller shall sell to the Buyer, the Shares in exchange for an aggregate purchase price of $405,000.00 in cash (the “Purchase Price”),

Section 2.02Escrow.

(a)Promptly following the execution of this Agreement, the Seller shall deliver the following documents to Steven Kronengold, Esq., SRK Kronengold Law Offices (the "Document Escrow Agent") to be held in escrow pending the Closing:

(i)stock certificates evidencing the Shares, registered in the name of the Buyer and/or the designees thereof;

(ii)written confirmation from the Company's transfer agent that the Shares have been registered in the name of the Buyer;

(iii)written appointment of the New Director pursuant to Section 4.04 below and written resignation of all of the officers of the Company.

((i) through (iiii), the “Seller’s Closing Documents”).

(b)Promptly following the Document Escrow Agent’s confirmation that he has received all of the Seller’s Closing Documents, the Buyer shall deliver the Purchase Price by wire to the escrow account maintained by Jessica Nguyen, Esq., (the “PP Escrow Agent”) to be held in escrow pending the Closing.

Section 2.03Closing; Exchanges.

(a)The Closing shall take place within one (1) business day of the PP Escrow Agent’s confirmation that she has received the Purchase Price (the “Closing Date”) at the offices of the PP Escrow Agent, or by electronic means, as determined by the Buyer in its sole discretion.

(b)Subject to the PP Escrow Agent having received the Purchase Price and the Document Escrow Agent having received all of the Seller’s Closing Documents, at the Closing the following transactions shall occur, which transactions shall be deemed to take place simultaneously and no transaction shall be deemed to have been completed or any document delivered until all such transactions have been completed and all required documents delivered:

(i)The Document Escrow Agent shall release and deliver to Buyer the Seller’s Closing Documents, including stock certificates evidencing the Shares, registered in the name of the Buyer and/or the designees thereof.

(ii)The PP Escrow Agent shall release and deliver to the Seller the Purchase Price by electronic wire transfer in accordance with instructions theretofore provided by the Seller to the PP Escrow Agent;

(iii)The Seller will deliver to the Buyer and the Company a certificate in the form of Exhibit 2.03(b)(iii) hereto, dated the Closing Date, certifying that all representations, warranties, covenants, and conditions set forth herein by Seller and the Company are true and correct as of, or have been fully performed and complied with by, the Closing Date;

(iv)The Buyer, or a duly appointed agent thereof, will deliver to the Seller one or more Certificates in the form of Exhibit 2.03(b)(iv) hereto, dated the Closing Date, certifying that all representations, warranties, covenants and conditions set forth herein by the Buyer are true and correct as of, or have been fully performed and complied with by, the Closing Date; and

(v)The Seller and the Buyer shall execute a cross-receipt in the form of Exhibit 2.03(b)(v) hereto.

(c)The Shares shall be authorized, issued, and outstanding shares of Common Stock. All Shares shall be deemed “restricted securities” as defined in paragraph (a) of Rule 144 under the Securities Act. The acquisition by the Buyer of the Shares shall be subject to an exemption from the registration requirements of the Securities Act, under Section 4(1) of the Securities Act and the rules and regulations promulgated thereunder. Certificates representing the Shares shall bear a restrictive legend in substantially the following form:

The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered for sale, sold, or otherwise disposed of, except in compliance with the registration provisions of such Act or pursuant to an exemption from such registration provisions, the availability of which is to be established to the satisfaction of the Company.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Section 3.01Representations and Warranties of the Seller and the Company. Each of the Seller and the Company represents and warrants to, and agrees with, the Buyer as follows:

(a)(i)The Common Stock has not been registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), but the Company is subject to the periodic reporting requirements of Section 13 of the Exchange Act pursuant to Section 15(d) of the Exchange Act. The Company, since its formation, has filed all forms, reports, schedules, exhibits, statements, registrations statements, prospectuses and other documents required to be filed or furnished by the Company with the SEC under the Securities Act and/ or the Exchange Act, together with any amendments, restatements or supplements thereto, and will file all such forms, reports, schedules, statements and other documents required to be filed subsequent to the date of this Agreement until the Closing Date (the “SEC Documents”). The Company has made available to the Buyer true, complete, and correct copies of all the SEC Documents, including all certifications and statements required by Rules 13a-14 or 15d-14 under the Exchange Act, and the Sarbanes-Oxley Act. The SEC Documents, including, without limitation, any financial statements and schedules included therein, at the time filed or, if subsequently amended, as so amended, (i) did not contain any untrue statement of a material fact required to be stated therein or necessary in order to make the statements therein not misleading or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading and (ii) complied in all respects with the applicable requirements of the Securities Act, Exchange Act and Sarbanes-Oxley Act and the applicable rules and regulations thereunder.

(ii)Except as otherwise disclosed in the SEC Documents, the Company maintains disclosure controls and procedures required by Rule 13a-15 or 15d-15 under the Exchange Act; such controls and procedures are effective to ensure that:

(A)all material information concerning the Company is made known on a timely basis to the individuals responsible for the preparation of the Company’s filings with the SEC and other public disclosure documents;

(B)transactions are executed in accordance with management’s general or specific authorizations;

(C)transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability;

(D)access to assets is permitted only in accordance with management’s general or specific authorization; and

(E) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

The Seller has made available to the Buyer copies of, all written descriptions of, and all policies, manuals and other documents promulgating, such disclosure controls and procedures of the Company. The books, records and accounts of the Company accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company all to the extent required by generally accepted accounting principles.

(iii)The Chief Executive Officer and the Chief Financial Officer of the Company has signed, and the Company has filed with or furnished to the SEC, as the case may be, all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002; such certifications contain no qualifications or exceptions to the matters certified therein and have not been modified or withdrawn; and neither the Company nor any of its officers has received notice or communication from any governmental entity questioning or challenging the accuracy, completeness, form or manner of filing or submission of such certifications. The Company’s Chief Executive Officer and Chief Financial Officer have disclosed, based on their most recent evaluation, to the Company’s auditors and the Company’s board of directors (x) all significant deficiencies in the design or operation of internal controls that could adversely affect the Company’s ability to record, process, summarize and report financial data and have identified for the Company’s auditors any material weaknesses in internal controls and (y) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls.

(iv)The Seller has made available to the Buyer complete and correct copies of all certifications filed by the Company with, or furnished by the Company to, the SEC, as the case may be, pursuant to Sections 302 and 906 of Sarbanes-Oxley Act of 2002 and hereby reaffirms, represents and warrants to the Buyer the matters and statements made in such certificates.

(b)At the date hereof and at the Closing Date:

(i) 2,525,000 shares of the Common Stock are eligible to trade and be quoted on, and are quoted on, the Pink Current Information market maintained by OTC Markets Group, Inc. (the “OTC”) and has received no notice or other communication indicating that such eligibility is subject to challenge or review by the any applicable regulatory agency, electronic market administrator, or exchange;

(ii) the Company has and shall have performed or satisfied all of its undertakings to, and of its obligations and requirements with, the SEC;

(iii) the Company has not, and shall not have taken any action that would preclude, or otherwise jeopardize, the inclusion of the Common Stock for quotation on the OTC; and

(iv)the Common Stock is eligible for participation in The Depository Trust Company (“DTC”) book entry system and has shares of Common Stock on deposit at DTC.

(c)The Company has no subsidiaries or affiliated corporation or owns any interest in any other enterprise (whether or not such enterprise is a corporation). The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Nevada with full power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the SEC Documents; the Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified or be in good standing would not have a material adverse effect on its business, prospects, condition (financial or otherwise), and results of operations of the Company; no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification; the Company is in possession of, and operating in compliance with, all authorizations, licenses, certificates, consents, orders and permits from state, federal, foreign and other regulatory authorities that are material to the conduct of its business, all of which are valid and in full force and effect; the Company is not in violation of its charter or bylaws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any material bond, debenture, note or other evidence of indebtedness, or in any material lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which it is a party or by which it or its properties or assets may be bound, which violation or default would have a material adverse effect on the business, prospects, financial condition or results of operations of the Company; and the Company is not in violation of any law, order, rule, regulation, writ, injunction, judgment or decree of any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or over its properties or assets, which violation would have a material adverse effect on the business, prospects, financial condition or results of operations of the Company taken as a whole. The SEC Documents accurately describe any corporation, association or other entity owned or controlled, directly or indirectly, by the Company.

(d)The Seller has all requisite power and authority to execute, deliver, and perform this Agreement. All necessary proceedings of Seller have been duly taken to authorize the execution, delivery, and performance of this Agreement. This Agreement has been duly authorized, executed, and delivered by Seller, constitutes the legal, valid, and binding obligation of Seller, and is enforceable as to Seller in accordance with its terms. Except as otherwise set forth in this Agreement, no consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal or any other third party is required by the Seller for the execution, delivery, or performance of this Agreement thereby. No consent, approval, authorization or order of, or qualification with, any court, government or governmental agency or body, domestic or foreign, having jurisdiction over Seller or over its properties or assets and no consent of any third party is required for the execution and delivery of this Agreement and the consummation by Seller of the transactions herein and therein contemplated, except such as may be required under the Securities Act or under state or other securities or blue sky laws, all of which requirements have been, or in accordance therewith will be, satisfied in all material respects. No consent of any party to any material contract, agreement, instrument, lease, license, arrangement, or understanding to which Seller or the Company is a party, or to which its or any of its respective businesses, properties, or assets are subject, is required for the execution, delivery, or performance of this Agreement; and the execution, delivery, and performance of this Agreement will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under, entitle any party to receive rights or privileges that such party was not entitled to receive immediately before this Agreement was executed under, or create any obligation on the part of Seller or the Company to which it was not subject immediately before this Agreement was executed under, any term of any such material contract, agreement, instrument, lease, license, arrangement, or understanding, or violate or result in a breach of any term of the certificate of incorporation or by-laws or analogous governing document of Seller (if applicable) or the Company or (if the provisions of this Agreement are satisfied) violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, decree, injunction, or writ of any court, government or governmental agency or body, domestic or foreign, having jurisdiction over Seller or over its properties or assets.

Seller is an individual and has reached the age of majority in his jurisdiction of residence.

(e)There is not any pending or, to the best of Seller’s knowledge, threatened, action, suit, claim or proceeding against Seller or the Company, or any of the Company’s officers or any of the respective properties, assets or rights of Seller or the Company, before any court, government or governmental agency or body, domestic or foreign, having jurisdiction over Seller or the Company or over the Company’s officers or the properties of Seller or the Company, or otherwise that (i) is reasonably likely to result in any material adverse change in the business, prospects, financial condition or results of operations of Seller or the Company or might materially and adversely affect its properties, assets, liabilities, or rights taken as a whole, (ii) might prevent consummation of the transactions contemplated by this Agreement, or (iii) alleging violation of any Federal or state securities laws.

(f)The authorized capital stock of the Company consists of 100,000,000 shares of Common Stock, of which 8,025,000 shares of Common Stock are outstanding, and 10,000,000 shares of preferred stock, of which zero shares are outstanding. Each of such outstanding shares of Common Stock is duly and validly authorized, validly issued, fully paid, and nonassessable, has not been issued and is not owned or held in violation of any preemptive or similar right of stockholders. Except as disclosed in Schedule 3.01(f) attached hereto, (i) there is no commitment, plan, or arrangement to issue, and no outstanding option, warrant, or other right calling for the issuance of, any share of capital stock of, or any security or other instrument convertible into, exercisable for, or exchangeable for capital stock of, the Company, and (ii) there is outstanding no security or other instrument convertible into or exchangeable for capital stock of the Company. When delivered by the Seller against payment therefor in accordance with the terms of this Agreement, the Shares will be duly and validly issued and fully paid and nonassessable, and will be sold free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest of any kind; and no preemptive or similar right, co-sale right, registration right, right of first refusal or other similar right of stockholders exists with respect to any of the Shares or the issuance and sale thereof other than those that have been expressly waived prior to the date hereof and those that will automatically expire upon the execution hereof. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale or transfer of the Shares, except as may be required under the Securities Act, the rules and regulations promulgated thereunder or under state or other securities or blue sky laws. There are no shareholders agreements, voting trusts or other agreements or understandings to which the Company is a party with respect to the voting of any issued shares of the Company. The Company, has no stock options, stock bonuses and other stock plans or arrangements in place or contemplated at the time of this Agreement. There are 16 stockholders of record of the Company.

(g)PLS CPAs a professional corporation., reviewed and examined the financial statements of the Company, together with the related schedules and notes, as of June 30, 2018 (reviewed) and March 31, 2018 and March 31, 2017 (examined) and for the period March 31, 2016 (inception) through March 31, 2018 (examined), filed with the SEC as a part of the SEC Documents, are independent accountants within the meaning of the Securities Act, the Exchange Act, and the rules and regulations promulgated thereunder; and the audited financial statements of the Company, together with the related schedules and notes, and the unaudited financial information, forming part of the SEC Documents, fairly present and will fairly present the financial position and the results of operations, changes in shareholders’ equity, and cash flows of the Company at the respective dates and for the respective periods to which they apply; and all audited financial statements of the Company, together with the related schedules and notes, and the unaudited financial information, filed with the SEC as part of the SEC Documents, complied and will comply as to form in all material respects with applicable accounting requirements and with the rules and regulations of the SEC with respect hereto when filed, have been and will be prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved except as may be otherwise stated therein (except as may be indicated in the notes thereto or as permitted by the rules and regulations of the SEC) and fairly present and will fairly present, subject in the case of the unaudited financial statements, to customary year-end audit adjustments, the financial position of the Company as at the dates thereof and the results of its operations and cash flows. The procedures pursuant to which the aforementioned financial statements have been audited are compliant with generally accepted auditing standards. The selected and summary financial and statistical data included in the SEC Documents present fairly the information shown therein and have been compiled on a basis consistent with the audited financial statements presented therein. No other financial statements or schedules are required to be included in the SEC Documents. The Company has no off-balance sheet arrangements. The Company is not subject to any material liabilities or obligations of the type required to be reflected on a balance sheet prepared in accordance with generally accepted accounting principles that is not adequately reflected or reserved on or provided for in the aforementioned financial statements. The financial statements referred to in this Section 3.01(g) contain all certifications and statements required under the SEC’s Order, dated January 27, 2002, pursuant to Section 21(a)(1) of the Exchange Act (File No. 4-460), Rule 13a-14 or 15d-14 under the Exchange Act, or 18 U.S.C. Section 1350 (Sections 302 and 906 of the Sarbanes-Oxley Act of 2002) with respect to the report relating thereto. Since the Last Company Financial Statement Date:

(i)there has at no time been a material adverse change in the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of the Company.

(ii)the Company has not authorized, declared, paid, or effected any dividend or liquidating or other distribution in respect of its capital stock or any direct or indirect redemption, purchase, or other acquisition of any stock of the Company.

(iii)there has at no time been any transaction committed to or consummated that is material to the Company.

(iv)there has at no time been any obligation, direct or contingent, that is material to the Company incurred by the Company, except such obligations as have been incurred in the ordinary course of business and are disclosed in the SEC Documents.

(v)there has at no time been any change in the capital stock or outstanding indebtedness of the Company that is material to the Company.

(vi)there has at no time been any loss or damage (whether or not insured) to the property of the Company which has a material adverse effect on the business, prospects, condition (financial or otherwise), or results of operations thereof.

(vii)except as set forth in Schedule 3.01(g) attached hereto, the operations and businesses of the Company have been conducted in all respects only in the ordinary course.

Other than a “going concern” qualification in the report of the auditors with respect to the financial statements of the Company, there is no fact known to Seller or the Company which materially adversely affects or in the future (as far as the Company can reasonably foresee) may materially adversely affect the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of the Company; provided, however, that neither Seller nor the Company expresses any opinion as to political or economic matters of general applicability. The Company has made known, or caused to be made known, to the accountants or auditors who have prepared, reviewed, or audited the aforementioned consolidated financial statements all material facts and circumstances which could affect the preparation, presentation, accuracy, or completeness thereof.

(h)As of the Closing Date, there shall be no existing or future liabilities or obligations between the Company and any (i) present or former director, officer, employee or affiliate of the Company, or any family member of any of the foregoing, or (ii) record or beneficial owner of more than five percent (5%) of the Common Stock as of the date hereof.

(i)At Closing, (A) the Company shall have no properties or assets other than those described in the SEC Documents, all of which are and shall be held exclusively by Operating Segment, and the Company shall be free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest, and (B) the Company shall be party to no agreements except for this Agreement, which shall be a legal, valid and binding agreement, enforceable against the Company in accordance with its terms. Each of the Seller and the Company represents that the Company does not own or lease any real or personal property.

(j)The Company has and at the Closing shall have no liability of any nature, accrued or contingent, including, without limitation, liabilities for federal, state, local, or foreign taxes and penalties, interest, and additions to tax (“Taxes”), and liabilities to customers or suppliers. Without limiting the generality of the foregoing, the amounts set up as provisions for Taxes, if any, in the Last Company Financial Statements are sufficient for all accrued and unpaid Taxes of the Company, whether or not due and payable and whether or not disputed, under tax laws, as in effect on the Last Company Financial Statement Date or now in effect, for the period ended on such date and for all fiscal periods prior thereto. The execution, delivery, and performance of this Agreement by Seller will not cause any Taxes to be payable (other than those that may possibly be payable by Seller as a result of the sale of the Shares owned beneficially and/or of record by the Seller) or cause any lien, charge, or encumbrance to secure any Taxes to be created either immediately or upon the nonpayment of any Taxes other than on the properties or assets of the Seller. The Company has filed all federal, state, local, and foreign tax returns required to be filed by it; has made provided to the Buyer a true and correct copy of each such return which was filed in the past six years; has paid (or has established on the last balance sheet included in the Last Company Financial Statement a reserve for) all Taxes, assessments, and other governmental charges payable or remittable by it or levied upon it or its properties, assets, income, or franchises which are due and payable; and has delivered to the Buyer a true and correct copy of any report as to adjustments received by it from any taxing authority during the past six years and a statement as to any litigation, governmental or other proceeding (formal or informal), or investigation pending, threatened, or in prospect with respect to any such report or the subject matter of such report. The Company has paid all taxes payable thereby due on or prior to the date hereof.

(k)Except as disclosed in the SEC Documents, the Company does not have any insurance; the Company has at no time been refused any insurance coverage sought or applied for.

(l)(i)The Company has no employees other than the Seller. No labor disturbance by the employees of the Company exists or, to the best of the Seller’s knowledge, is imminent. The Seller is not aware of any existing or imminent labor disturbance by the employees of any principal suppliers or customers of the Company that might be expected to result in any material adverse change in the business, prospects, financial condition, or results of operations of the Company. No collective bargaining agreement exists with any of the Company’s employees and, to the best of Seller’s knowledge, no such agreement is imminent.

(ii)The Company does not have, or contribute to, and has never maintained or contributed to, any pension, profit-sharing, option, other incentive plan, or any other type of Employee Benefit Plan (as defined in Section 3(3) of ERISA) or Pension Plan (as defined in ERISA) and the Company does not have any obligation to or customary arrangement with employees for bonuses, incentive compensation, vacations, severance pay, sick pay, sick leave, insurance, service award, relocation, disability, tuition refund, or other benefits, whether oral or written.

(m)The Company has not received any notice of, or has knowledge of, any infringement of or conflict with asserted rights of the Company by others with respect to any patents, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names, logos, or copyrights; and the Company has not received any notice of, or has no knowledge of, any infringement of, or conflict with, asserted rights of others with respect to any patents, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names, logos, or copyrights described or referred to in the SEC Documents as owned by or used by it or which, individually or in the aggregate, in the event of an unfavorable decision, ruling or finding, would have a material adverse effect on the business, prospects, financial condition or results of operations of the Company.

(n)The Company has been advised concerning the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules and regulations thereunder, and is not and will not become an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act and such rules and regulations.

(o)(i)The Company has not, and no person or entity acting on behalf or at the request of the Company has, at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any other applicable jurisdiction.

(ii)Neither the Company, nor any director, officer, agent, employee, or other person associated with, or acting on behalf of, the Company, has, directly or indirectly: used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity; made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment. The Company's internal accounting controls and procedures are sufficient to cause the Company to comply in all respects with the Foreign Corrupt Practices Act of 1977, as amended.

(iii)Neither Seller or the Company, nor any officer, director or affiliate of the Company, has been, within the five years ending on the Closing Date, a party to any bankruptcy petition against such person or against any business of which such person was affiliated; convicted in a criminal proceeding or subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting their involvement in any type of business, securities or banking activities; or found by a court of competent jurisdiction in a civil action, by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

(p)The Company has not, and no person acting on behalf thereof, has taken or will take, directly or indirectly, any action designed to, or that might reasonably be expected to cause or result in, stabilization in violation of law, or manipulation, of the price of the Common Stock to facilitate the sale or resale of the Shares.

(q)Except as set forth in Schedule 3.01(q) attached hereto, (i) the Company is in compliance in all material respects with all rules, laws and regulations relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment (“Environmental Laws”) that are applicable to its business, (ii) the Company has not received notice from any governmental authority or third party of an asserted claim under Environmental Laws, (iii) to the best knowledge of the Seller, the Company is not likely to be required to make future material capital expenditures to comply with Environmental Laws (iv) no property which is owned, leased or occupied by the Company has been designated as a Superfund site pursuant to the Comprehensive Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. § 9601, et seq.), or otherwise designated as a contaminated site under applicable state or local law, and (v) the Company is not in violation of any federal or state law or regulation relating to occupational safety or health.

(r)As of the Closing, there shall be no outstanding loans, advances or guarantees of indebtedness by the Company to, or for the benefit of the officers, directors, or director-nominees of the Company or any of the members of the families of any of them.

(s)The Company has not incurred any liability, direct or indirect, for finders' or similar fees on behalf of or payable by the Company or the Buyer in connection with the transactions contemplated hereby or any other transaction involving the Company and the Buyers.

(t)No stockholder of the Company has any right to request or require the Company to register the sale of any shares owned by such stockholder under the Securities Act on any registration statement.

(u)The Company is in compliance in all material respects with, and is not in violation of, applicable federal, state, local or foreign statutes, laws and regulations (including without limitation, any applicable building, zoning or other law, ordinance or regulation) affecting its properties or the operation of its business, including, without limitation, Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated pursuant thereto or thereunder. The Company is not subject to any order, decree, judgment or other sanction of any court, administrative agency or other tribunal.

(v)The Company is not party to any contract, agreement or arrangement other than this Agreement and as otherwise disclosed in the SEC Documents. The Company has assigned, and Operating Segment has assumed, all contracts of the Company other than this Agreement.

(w)The Seller acknowledges that simultaneously herewith, a number of stockholders of the Company unaffiliated therewith are selling an aggregate of 500,000 free-trading shares of Common Stock to certain third parties heretofore identified by the Buyer (the “Other Stock Sale”).

(x)When delivered by Seller against payment therefor in accordance with the terms of this Agreement, the Shares delivered thereby will be duly and validly issued and fully paid and nonassessable, and will be sold free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest of any kind; and no preemptive or similar right, co-sale right, registration right, right of first refusal or other similar right of stockholders exists with respect to any of the Shares to be delivered thereby hereunder or the issuance and sale thereof other than those that have been expressly waived prior to the date hereof and those that will automatically expire upon the execution hereof. No approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale or transfer of the Shares, except as may be required under the Securities Act, the rules and regulations promulgated thereunder or under state or other securities or blue sky laws.

(y)(i)Seller is the sole record and beneficial owner of the Shares, free and clear of any security interest, pledge, mortgage, lien (including, without limitation, environmental and tax liens), charge, encumbrance, adverse claim, preferential arrangement or restriction of any kind, including, without limitation, any restriction on the use, voting, transfer (except as otherwise provided herein), receipt of income or other exercise of any attributes of ownership. The Shares to be delivered by Seller hereunder are not subject to any options, warrants, convertible securities or other rights, agreements, arrangements or commitments of any character relating to interests therein. There are no voting trusts, member agreements, proxies, or other agreements or understandings in effect with respect to the voting or transfer of any of such Shares. Seller owns beneficially or of record, no shares of capital stock or other securities of the Company, and does not own beneficially or of record, any securities exercisable for, or convertible into or exchangeable for, securities of the Company.

(ii)Seller acquired the Shares owned beneficially and of record thereby from the Company in private transactions not involving a public offering and, on the dates of such acquisitions, such Seller paid the full purchase price therefor. The Shares are “restricted securities” as defined in Rule 144(a) under the Securities Act.

(iii)Neither Seller nor any affiliate thereof knows of any material adverse information regarding the current or prospective operations of the Company, which has not been publicly disclosed.

(z)The Operating Segment constitutes all of the assets, operations, and goodwill of the Company, as well as all of the liabilities, contingencies, and obligations of the Company (other than those under this Agreement). Upon the consummation of the Planned Sale (as hereinafter defined), such liabilities, contingencies, and obligations shall be assumed by the acquirer thereof with the consent of beneficiaries thereof, who also release the Company therefrom. The Company has delivered to the Buyer a copy of each of such consents and releases, as well as all documents evidencing the contribution of assets, operations, and goodwill described in this paragraph (z).

(aa)None of the information supplied or to be supplied by the Company expressly for inclusion or incorporation by reference in (a) any Current Report on Form 8-K or any other report, form, registration, or other filing made with any Governmental Authority with respect to the transactions contemplated hereby or (b) the mailings or other distributions to the Company’s shareholders, when filed, mailed or distributed, as applicable, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

(bb)The Company is not now and has never been a shell company as defined in SEC Release 33-8587 and is not subject to Footnote 32 of SEC Release 33-8587 notwithstanding the facts related to the timing of this transaction and understandings with respect to the existing business of the Company.

(cc)All statements in any registration statement previously filed by the Company, including all prior Form S-1 or amended Form S-1 filings, which were declared effective by the Securities & Exchange Commission, were true and correct at that time. Further, all statements in any of the Company’s applications with FINRA or DTC, or responses to comments by FINRA or DTC, including but not limited to the 15c2-11 application, were true and correct at the time those statements were made.

(dd)The purchasers of shares of Common Stock pursuant to the terms and conditions of the Registration Statement on Form S-1 (Reg. No. 333-214549) under the Securities Act did not act in concern or in coordination with any other purchaser of shares of Common Stock and had no agreement, arrangement, or understanding with any other buyer of shares of Common Stock or third party with respect to the acquisition, disposition, or voting of the shares of Common Stock acquired thereby. At the date of the acquisition of such shares of Common Stock, the purchasers thereof were not members of a “group” or acting in concert or coordination as a “group” and were not “affiliates”, as defined in Rule 405 of the Securities Act, of the Company.

Section 3.02 Representations and Warranties of the Buyer. The Buyer hereby represents and warrants to, and agrees with, the Seller:

(a)The Buyer has all requisite power and authority to execute, deliver, and perform this Agreement. All necessary proceedings of the Buyer have been duly taken to authorize the execution, delivery, and performance of this Agreement thereby. This Agreement has been duly authorized, executed, and delivered by such Buyer, constitutes the legal, valid, and binding obligation of the Buyer, and is enforceable as to the Buyer in accordance with its respective terms. Except as otherwise set forth in this Agreement, no consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by such Buyer for the execution, delivery, or performance of this Agreement thereby. No consent, approval, authorization or order of, or qualification with, any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Buyer or over its properties or assets is required for the execution and delivery of this Agreement and the consummation by such Buyer of the transactions herein contemplated, except such as may be required under the Securities Act or under state or other securities or blue sky laws, all of which requirements have been, or in accordance therewith will be, satisfied in all material respects. No consent of any party to any material contract, agreement, instrument, lease, license, arrangement, or understanding to which the Buyer is a party, or to which its or any of its businesses, properties, or assets are subject, is required for the execution, delivery, or performance of this Agreement; and the execution, delivery, and performance of this Agreement will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under, entitle any party to receive rights or privileges that such party was not entitled to receive immediately before this Agreement was executed under, or create any obligation on the part of the Buyer to which it was not subject immediately before this Agreement was executed under, any term of any such material contract, agreement, instrument, lease, license, arrangement, or understanding, or violate or result in a breach of any term of the operating agreement of the Buyer or (if the provisions of this Agreement are satisfied) violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, decree, injunction, or writ of any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Buyer or over its properties or assets.

(b) The Buyer is acquiring the Shares to be acquired thereby hereunder for its own account (and not for the account of others) for investment and not with a view to the distribution or resale thereof in violation of the Securities Act. The Buyer understands that it may not sell or otherwise dispose of such Shares in the absence of either an effective registration statement under the Securities Act or an exemption from the registration provisions of the Securities Act. The Buyer acknowledges being informed that the shares of Common Stock acquired thereby shall be unregistered, shall be “restricted securities” as defined in Rule 144(a) under the Securities Act, and must be held indefinitely unless (i) they are subsequently registered under the Securities Act, or (ii) an exemption from such registration is available. The Buyer further acknowledges that the Company does not have an obligation to currently register such securities for the account of the Buyer.

(c)By virtue of the Buyer’s position, it has access to the same kind of information which would be available in a registration statement filed under the Securities Act. The Buyer acknowledges that it has been afforded access to all material information which it has requested relevant to its decision to acquire the Shares to acquired thereby and information which the Company was required to make available pursuant to the terms of this Agreement and to ask questions of the Company’s management and that, except as set forth herein, neither Seller or the Company nor anyone acting on behalf of Seller or the Company, has made any representations or warranties to the Buyer which have induced, persuaded, or stimulated the Buyer to acquire such Shares.

(d)Either alone, or together with its investment advisor(s), the Buyer has the knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of the prospective investment in the Shares to be acquired thereby, and the Buyer is and will be able to bear the economic risk of the investment in such Shares.

ARTICLE IV

ADDITIONAL COVENANTS

Section 4.01Indemnity. Seller hereby agrees to indemnify and hold harmless the Buyer and its officers, directors, employees, counsel, agents, and stockholders, in each case past, present, or as they may exist at any time after the date of this Agreement, and each person, if any, who controls, controlled, or will control any of them within the meaning of Section 15 of the Securities Act or Section 20(a) of the Securities Exchange Act of 1934, as amended, against any and all losses, liabilities, damages, and expenses whatsoever (which shall include, for all purposes of this Article IV, but not be limited to, counsel fees and any and all expenses whatsoever incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation) as and when incurred arising out of, based upon, or in connection with (a) any material breach of any representation, warranty, covenant, or agreement of Seller or the Company contained in this Agreement, and (b) if the Closing takes place, any act or alleged omission occurring at or prior to the Closing (including without limitation any which arise out of, are based upon, or are in connection with any of the transactions contemplated hereby) which subjects the Buyer to losses, liabilities, damages, and expenses whatsoever related to the intentional act or intentional omission, and (c) the products and operations of the Company, if any, prior to Closing. The foregoing agreement to indemnify shall be in addition to any liability Seller may otherwise have, including liabilities arising under this Agreement. This Section 4.01 is not exhaustive and shall not limit the Buyer from pursuing other remedies available to it.

Section 4.02Stockholders; Other Securities. Seller hereby agrees that immediately prior to the Closing, the Company will have at least 14 stockholders. At the Closing, all of the Company’s outstanding convertible debt, options, warrants and all other indebtedness of the Company shall have been cancelled except for a nominal amount of accounts payable to acquire the Company’s prior business intangible assets.

Section 4.03Assets and Liabilities. Seller hereby agrees that, at the closing of the Planned Sale, the Company shall have no assets and no liabilities associated with its Operating Segment except for a nominal amount of accounts payable to acquire the Company’s prior business intangible assets.

Section 4.04Corporate Governance. At the Closing, (a) the Board of Directors shall consist of one current director (the “Existing Director”) and one director appointed by Buyer (the “New Director”), and (b) all officers of the Company shall resign and the Board of Directors shall appoint the designees of Buyer as the sole officers thereof. Upon compliance by the Company with information statement delivery requirements pursuant to Rule 14f-1 under the Securities Exchange Act of 1934, as amended, if applicable, or upon the earlier request of Buyer, the Existing Director shall resign and the vacancy created thereby shall be filled by directors designated by the New Director.

Section 4.05Further SEC Filings. The Seller shall cause each of the officers and directors of the Company to do all such further acts as shall be required to permit the Company to file any required documents (including 10-Ks, 10-Qs, 8-Ks, federal and state tax returns, or otherwise) to be filed at or following the closing of the transaction contemplated hereby which reflect the business and operations of the Company prior to the Closing Date and through the period ending June 30, 2018, and the quarterly period ending on such date and prior thereto, and shall execute and deliver all certifications, if any, required to be filed by the Company with respect to financial statements of the Company reflecting in whole or in part the business and operations of the Company prior to such closing and through the year ending March 31, 2018, and the quarterly periods ending on such date and prior thereto.

Section 4.06Title Tracing. Buyer shall have received from Seller all information necessary, in the sole discretion of Buyer, to trace the title of the Shares and the shares of Common Stock referenced in Section 3.01(w) hereof from original issuance through the date of the Closing as well as the exemptions, if any, relied upon in connection therewith, and shall be satisfied therewith. Such information shall include, without limitation, all subscriptions, securities purchase agreements, cancelled checks relating thereto, and bank statements and deposit receipts of the Company unmarked and marked to indicate the dates upon which the subscription proceeds of each current or former stockholder were deposited with such bank. The officers and directors of the Company and accountants and/or auditors of the Company immediately prior to the Closing Date shall upon request provide to Buyer and the designees provide thereof written confirmation of the accuracy and completeness of such information and any summary thereof prepared by or on behalf of any stockholder.

Section 4.07Other Stock Sale. The obligation of the Buyer to effect the transactions contemplated herein is subject to the Other Stock Sale, namely, the acquisition of shares of Common Stock contemplated by Section 3.01(w) hereof, closing before or concurrently with the Closing.

ARTICLE V

MISCELLANEOUS

Section 5.01Expenses. Whether or not the transactions contemplated in this Agreement are consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby, will be paid by the party incurring such expense or as otherwise agreed to herein.

Section 5.02Necessary Actions. Subject to the terms and conditions herein provided, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement. In the event at any time after the Closing, any further action is necessary or desirable to carry out the purposes of this Agreement, the Seller, or the Buyer, as the case may be, will take all such necessary action.

Section 5.03Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested or by the most nearly comparable method if mailed from or to a location outside of the United States or by Federal Express, Express Mail, or similar overnight delivery or courier service or delivered (in person or by telecopy, telex, or similar telecommunications equipment) against receipt to the party to which it is to be given at the address of such party set forth in the introductory paragraph to this Agreement (or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 5.03.) Any notice to the Company shall be addressed to the attention of the Corporate Secretary. Any notice or other communication given by certified mail (or by such comparable method) shall be deemed given at the time of certification thereof (or comparable act), except for a notice changing a party's address which will be deemed given at the time of receipt thereof. Any notice given by other means permitted by this Section 5.03 shall be deemed given at the time of receipt thereof.

Section 5.04Parties in Interest. Except as expressly provided in Section 4.01 hereof, this Agreement will inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns. Nothing in this Agreement is intended to confer, expressly or by implication, upon any other person any rights or remedies under or by reason of this Agreement.

Section 5.05Entire Agreement; Modification. Except as otherwise expressly provided herein, this Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof, supersedes all existing agreements among them concerning such subject matter, and may be modified only by a written instrument duly executed by each party hereto.

Section 5.06Availability of Equitable Remedies. Since a breach of the provisions of this Agreement could not adequately be compensated by money damages, any party shall be entitled, in addition to any other right or remedy available to it, to an injunction restraining such breach or threatened breach and to specific performance of any such provision of this Agreement, and no bond or other security shall be required in connection therewith, and the parties hereby consent to the issuance of such an injunction and to the ordering of specific performance.

Section 5.07 Survival. Each of the covenants, agreements, representations, and warranties contained in this Agreement shall survive the Closing Date until the date 18 months thereafter. The statements contained in any document executed by Seller relating hereto or delivered to the Buyer in connection with the transactions contemplated hereby or thereby, or in any statement, certificate, or other instrument delivered by, or on behalf of Seller pursuant hereto or thereto or delivered to the Buyer in connection with the transactions contemplated hereby or thereby shall be deemed representations and warranties, covenants and agreements, or conditions, as the case may be, of Seller hereunder for all purposes of this Agreement (including all statements, certificates, or other instruments delivered pursuant hereto or thereto or delivered in connection with this Agreement, or any of the other transactions contemplated hereby). The statements contained in any document executed by the Buyer relating hereto or delivered to either Seller or the Company in connection with the transactions contemplated hereby or thereby, or in any statement, certificate, or other instrument delivered by, or on behalf of, the Buyer pursuant hereto or thereto or delivered to either Seller or the Company in connection with the transactions contemplated hereby or thereby shall be deemed representations and warranties, covenants and agreements, or conditions, as the case may be, of the Buyer hereunder for all purposes of this Agreement (including all statements, certificates, or other instruments delivered pursuant hereto or thereto or delivered in connection with this Agreement, or any of the other transactions contemplated hereby).

Section 5.08Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all together will constitute one document. The delivery by facsimile of an executed counterpart of this Agreement will be deemed to be an original and will have the full force and effect of an original executed copy.

Section 5.09Severability. The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision hereof will not affect the validity or enforceability of any of the other provisions hereof. If any provisions of this Agreement, or the application thereof to any person or any circumstance, is illegal, invalid or unenforceable, (a) a suitable and equitable provision will be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision, and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances will not be affected by such invalidity or unenforceability, nor will such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

Section 5.10Headings. The Article and Section headings are provided herein for convenience of reference only and do not constitute a part of this Agreement and will not be deemed to limit or otherwise affect any of the provisions hereof.

Section 5.11 Governing Law. This Agreement will be deemed to be made in and in all respects will be interpreted, construed and governed by and in accordance with the law of the State of New York, without regard to the conflict of law principles thereof.

Section 5.12Extended Meanings. In this Agreement words importing the singular number include the plural and vice versa; words importing the masculine gender include the feminine and neuter genders. The word “person” includes an individual, body corporate, partnership, trustee or trust or unincorporated association, executor, administrator or legal representative.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement in a manner legally binding upon them as of the date first above written.

/s/ Barbara Chardi Barbara Chardi
Allegro Beauty Products, Inc. /s/ Barbara Chardi Name: Barbara Chardi Title: CEO and President Compunet Holdings AA Ltd. /s/ Limor Mamon Name: Ms.Limor Mamon Title: Chief Financial Officer

List of Schedules

Schedule 3.01(f) Commitments, Plans, and Arrangements

Schedule 3.01(g) Activities not in the Ordinary Course

Schedule 3.01(q) Compliance with Environmental Laws

Schedule 3.01(f)

Commitments, Plans, and Arrangements

No exception.

Schedule 3.01(g)

Activities not in the Ordinary Course

No exception.

Schedule 3.01(q)

Compliance with Environmental Laws

No exception.

List of Exhibits

Exhibit 2.03(b)(iii) Seller’s Certificate

Exhibit 2.03(b)(iv)Buyer’s Certificate

Exhibit 2.03(b)(v)Cross-Receipt

Exhibit 2.03(b)(iii)

Seller’s Certificate

CERTIFICATE

OF

THE SELLER

The undersigned seller (the “Seller”) hereby certifies pursuant to Exhibit 2.03(b)(iii) of the Securities Purchase Agreement, dated as of August ____, 2018 (the “Agreement”), among Compunet Holdings AA Ltd. and the Seller and the Company, as follows:

(i)all representations and warranties of Seller (as defined in the Agreement) contained in the Agreement were accurate when made and, in addition, are accurate as of the date hereof as though such representations and warranties were made as of the Closing in exactly the same language by Seller and regardless of knowledge or lack thereof on the part of Seller or changes beyond his control; and

(ii)as of the date hereof Seller has performed and complied with all covenants and agreements and satisfied all conditions required to be performed and complied with by him, her, or it at or before such time by the Agreement.

IN WITNESS WHEREOF, we have hereunto set my hands hereto this _____ day of August, 2018.

_____________________________

Barbara Chardi

Exhibit 2.03(b)(iv)

Buyer’s Certificate

CERTIFICATE

OF THE

BUYER

The undersigned hereby certifies, and pursuant to Section 2.03(b)(iv) of the Securities Purchase Agreement, dated as of August ___, 2018 (the “Agreement”), among Compunet Holdings AA Ltd. and the Seller and the Company named therein, as follows:

(i)that all representations and warranties of the Buyer contained in the Agreement were accurate when made and, in addition, are accurate as of the date hereof as though such representations and warranties were made as of the Closing in exactly the same language by the Buyer and regardless of knowledge or lack thereof on the part of the Buyer or changes beyond its control; and

(ii)as of the date hereof, the Buyer has performed and complied with all covenants and agreements and satisfied all conditions required to be performed and complied with by it at or before such time by the Agreement.

IN WITNESS WHEREOF, we have hereunto set my hands hereto this _____ day of August, 2018.

Compunet Holdings AA Ltd. ______________________________ Ms. Limor Mamon Chief Financial Officer

Exhibit 2.03(b)(v)

Cross-Receipt

CROSS RECEIPT

Reference is made to the Securities Purchase Agreement, dated as of August ____, 2018 (the “Agreement”), among Barbara Chardi, Allegro Beauty Products, Inc., and Compunet Holdings AA Ltd. All capitalized terms used, but not otherwise defined, herein shall have the respective definitions assigned thereto in the Agreement.

The Buyer hereby acknowledges receipt from the Seller of the Shares.

Seller hereby acknowledges receipt from the Buyer of the Purchase Price representing payment in full for the Shares sold thereby pursuant to the Agreement.

This cross-receipt may be executed in one or more counterparts, each of which will be deemed an original and all together will constitute one document. The delivery by facsimile of an executed counterpart of this Agreement will be deemed to be an original and will have the full force and effect of an original executed copy.

Dated:As of August ___, 2018

______________________________ Barbara Chardi
Compunet Holdings AA Ltd. ______________________________ Ms. Limor Mamon Chief Financial Officer